EXECUTION VERSION

AMENDMENT AGREEMENT, dated as of June 21, 2019 (this Amendment Agreement), between CM FINANCE SPV LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (the Issuer); CM INVESTMENT PARTNERS LLC, as collateral manager (in such capacity, together with its permitted successors and assigns under the Indenture, the Collateral Manager); and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral administrator (in such capacity, together with its permitted successors and assigns under the Collateral Administration Agreement (as defined below), the Collateral Administrator).

WHEREAS, the Collateral Manager, the Issuer and the Collateral Administrator have previously entered into that certain Collateral Administration Agreement, dated as of May 23, 2013, and as amended, supplemented or waived from time to time (the Collateral Administration Agreement). Section 10 of the Collateral Administration Agreement states that the Collateral Administration Agreement may not be amended, changed, modified or terminated except by the Collateral Manager, the Issuer and the Collateral Administrator in writing.

WHEREAS, the Issuer and the Collateral Manager have previously entered into that certain Collateral Management Agreement, dated as of May 23, 2013 (the Collateral Management Agreement). Section 13 of the Collateral Management Agreement states that the Collateral Management Agreement may not be modified or amended without the prior written consent of the Trustee and the Majority Noteholders and in writing executed by the parties thereto.

WHEREAS, the Issuer, U.S. Bank National Association, in its capacity as trustee (in such capacity, together with its permitted successors and assigns, the Trustee) and U.S. Bank National Association, in its individual capacity (the Bank) have previously entered into that certain Fifth Amended and Restated Indenture, dated as of November 20, 2017 (the Original Indenture), between the Issuer, the Trustee and the Bank. The Issuer, the Trustee and the Bank have agreed to enter into an Sixth Supplemental Indenture, dated on or about the date hereof (the Sixth Supplemental Indenture), pursuant to which the Original Indenture is amended and restated, and pursuant to which, among other things, the Issuer issues (the Issuance) up to U.S.$97,333,334 in aggregate principal amount of Class A-2 Notes (the Class A-2 Notes).

WHEREAS, each party to the Collateral Administration Agreement has agreed to amend the Collateral Administration Agreement, in accordance with the terms of this Amendment Agreement, in order to reflect the Issuance, the transactions contemplated in the Indenture and the Sixth Supplemental Indenture and the entry into of an amended and restated Equity Contribution Agreement to be dated as of the date hereof (the Issuer Contribution Agreement), between, among others, the Issuer and CM Finance Inc.

ACCORDINGLY, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions

Capitalized terms used but not defined herein have the respective meanings given to such terms in the Collateral Administration Agreement, the Collateral Management Agreement and, if not defined therein, in the Original Indenture or the Sixth Supplemental Indenture.

2.	Amendments

With effect from and including the Effective Date (as defined in Section 3):

(a)	the Collateral Administration Agreement is hereby amended as follows:

(i)       the first whereas clause shall be deleted in its entirety and replaced with the following:

“WHEREAS, the Issuer intends to issue certain Class A-1 Notes due 2029 (the “Class A-1 Notes”, certain Class A-2 Notes due 2029 (the “Class A-2 Notes”) and certain Class A-R Notes due 2029 (the “Class A-R Notes” and, together with the Class A-1 Notes and Class A-2 Notes, the “Notes”;”

(ii) Section 2(b)(iv) shall be deleted in its entirety and replaced with the following:

“Prepare, on behalf of the Issuer or the Collateral Manager on the Issuer’s behalf, and arrange for delivery in accordance with the Indenture within the time frames stated therein, (A) beginning in June 2013, the Payment Date Reports pursuant to Section 10.5(a) of the Indenture, on the basis of the information contained in the Collateral Database as of the applicable Determination Date (and in that regard cooperate with the Collateral Manager, on behalf of the Issuer, in connection with the comparison of information and discrepancies, if any, required under the last paragraph of said Section 10.5(a) of the Indenture, (B) beginning on the day after Closing Date as and to the extent mutually agreed, and thereafter on a fully operational basis as promptly as the Collateral Administrator is able to do so with commercially reasonable efforts, the Daily Reports pursuant to Section 10.5(c) of the Indenture, on the basis of the information contained in the Collateral Database or provided by the Trustee or the Collateral Manager as of the close of business on the preceding Business Day, and (C) the Collateral Change Event and Repayment Date Report pursuant to Section 10.5(g) of the Indenture, in each case on the basis of information contained within each relevant Collateral Change Event Notice delivered to the Collateral Administrator and on the basis of the information contained in the Collateral Database or otherwise provided by the Collateral Manager;”

(iii) Section 2(c) shall be deleted in its entirety and replaced with the following:

“(c)    The Collateral Manager shall cooperate with the Collateral Administrator in connection with the matters described herein, including the preparation by the Collateral Administrator of the Payment Date Reports, Daily Reports, the Change Event and Repayment Reports and other statements and certifications required in connection with the purchase and sale of the Collateral under the Indenture. Without limiting the generality of the foregoing, the Collateral Manager shall supply in a timely fashion any information maintained by it that the Collateral Administrator may from time to time request with respect to the Collateral and reasonably need in order to complete the reports and certificates and calculations required to be prepared by the Collateral Administrator hereunder or required to permit the Collateral Administrator to perform its obligations hereunder, including without limitation, the market value and categorization of a Portfolio Asset, to the extent required by the Indenture, and any other information that may be reasonably required under the Indenture with respect to a Defaulted Obligation (including, without limitation, promptly notifying the Collateral Administrator upon any Portfolio Asset becoming a Defaulted Obligation or Equity Security). Except with respect to the Daily Reports, the Collateral Manager shall review and verify the contents of the aforesaid reports, instructions, statements and certificates and shall send such reports, instructions, statements and certificates to the Issuer for execution (or shall execute the same on behalf of the Issuer) as may be required by the Indenture (and in accordance with the Collateral Management Agreement), and furnish such signed reports to the Collateral Administrator for prompt distribution in accordance with the Indenture. The Collateral Administrator shall provide such items (other than the Daily Reports and the Collateral Change Event and Repayment Date Reports) to the Collateral Manager no later than 3 Business Days prior to the due date as set forth above to enable such review by the Collateral Manager. At the instruction of the Collateral Manager, the Collateral Administrator shall attach to any reports such additional information that is timely provided by the Collateral Manager and independently prepared by, or on behalf of the Collateral Manager. The Collateral Manager shall be solely responsible for the content of any such additional information.

(iv) A new Clause (f) shall be added to Section 2 as follows:

“Without limiting its reporting obligations under this Agreement, the Collateral Administrator shall have no obligation to determine (and the Collateral Manager will timely advise the Collateral Administrator) (i) of the Purchase Price or Advance Value of a Portfolio Asset or (ii) the Advance Percentage and the categorization of such Portfolio Asset for purposes of determining the Advance Percentage applicable thereto (indicating, in the case of a Portfolio Asset for which an alternative percentage has been specified in an agreement pursuant to the proviso to the definition of “Advance Percentage”, that such Portfolio Asset is subject to an asset-specific agreement).”

(b)    The first paragraph of Section 14 of the Collateral Management Agreement shall be amended by deleting the following words:

“, as determined by reference to the Advisers Act,”.

3.	Conditions Precedent to Effective Date

This Amendment Agreement shall become effective on and as of the date (the Effective Date) on which this Amendment Agreement shall have been duly executed and delivered by each party hereto.

4.	Representations and Warranties; Covenants; Other Agreements

(a)	Representations and Warranties.

(i)

Each party represents to the other party that each of the representations and warranties contained in the Collateral Administration Agreement and the Collateral Management Agreement is true and correct on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(ii)

Each party represents and warrants to the other party that this Amendment Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(b)

Further Assurance. From time to time, each of the parties hereto will promptly execute and deliver all such further instruments, certificates and documents, and take all such further actions as any one of them may deem to be necessary, advisable, convenient or proper to carry out the intent of this Amendment Agreement.

(c)

Agreement Continuation. The Collateral Administration Agreement, as modified by this Amendment Agreement, shall continue in full force and effect, and nothing herein contained shall be construed as a waiver or modification of existing rights under the Collateral Administration Agreement, except as such rights are expressly modified hereby.

(d)

Consent of the Trustee and the Sole Holder. For the purposes of this Amendment Agreement: (i) UBS AG, London Branch by executing and delivering a counterpart of this Amendment Agreement, hereby represents that it is, immediately prior to the Effective Date (as defined in the Sixth Supplemental Indenture), the sole beneficial owner of Notes having an aggregate principal amount as indicated above its signature hereto; and (ii) each of (A) the Trustee (at the direction of the sole Holder) and (B) the sole Holder, by executing and delivering a counterpart of this Amendment Agreement, hereby provides its written consent to the execution of this Amendment Agreement by the Issuer, the Collateral Administrator and the Collateral Manager pursuant to Section 13 of the Collateral Management

Agreement, and to the amendment of the Collateral Management Agreement in accordance with the terms of this Amendment Agreement.

5.	Miscellaneous

(a)

Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No person or entity other than the parties hereto and their respective successors and permitted assigns shall have any rights under this Amendment Agreement.

(b)

Entire Agreement. This Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(c)

Headings. The headings used in this Amendment Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment Agreement.

(d)

Governing Law. This Amendment Agreement shall be construed in accordance with, and this Amendment Agreement and any matters arising out of or relating in any way whatsoever to this Amendment Agreement (whether in contract, tort or otherwise), shall be governed by, the law of the State of New York.

(e)

Jurisdiction. With respect to any suit, action or proceedings relating to this Amendment Agreement or any matter between the parties arising under or in connection with this Amendment Agreement (Proceedings), each party irrevocably: (i) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and the United States District Court for the Southern District of New York, and any appellate court from any thereof; and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Amendment Agreement precludes any party from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(f)

Waiver of Jury Trial Right. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS. Each party hereby (a) certifies that no representative, agent or attorney of any other has represented, expressly or otherwise, that such other would not, in the event of a Proceeding, seek to enforce the foregoing waiver; and (b) acknowledges that it has been induced to enter into this Amendment Agreement by, among other things, the mutual waivers and certifications in this paragraph.

(g)

Counterparts. This Amendment Agreement (and each amendment, modification and waiver in respect of this Amendment Agreement) may be executed and delivered in any number of counterparts (including by e-mail (PDF) or facsimile), each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Amendment Agreement by signing any such counterpart. Delivery of an executed counterpart of this Amendment Agreement by e-mail (PDF) or facsimile shall be deemed to constitute due and sufficient delivery of such counterpart.

(h)

Severability. If any term, provision, covenant or condition of this Amendment Agreement, or the application thereof to any party hereto or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Amendment Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Amendment Agreement, so long as this Amendment Agreement, as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Amendment Agreement, will not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective signatories thereunto duly authorized as of the date first written above.

CM FINANCE SPV LTD., as Issuer

By:

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Administrator

By:

Name:

Title:

CM INVESTMENT PARTNERS LLC

as Collateral Manager

By:

Name:

Title:

Collateral Administration Agreement and Collateral Management Agreement - Amendment Agreement

U.S. BANK NATIONAL ASSOCIATION,

solely in its capacity as Trustee for the purposes of Section 4(d) of this Amendment Agreement

By:

Name:
Title:

Collateral Administration Agreement and Collateral Management Agreement - Amendment Agreement

UBS AG, LONDON BRANCH, as sole Holder of Notes

By:
Name:

Title:

By:

Name:
Title:

Aggregate Principal Amount of Class A Notes held immediately prior to the Effective Date (as defined in the Sixth Supplemental Indenture):	U.S.$200,000,000

Maximum Aggregate Principal Amount of Class A-R Notes held immediately prior to the Effective Date (as defined in the Sixth Supplemental Indenture):	U.S.$100,000,000

Collateral Administration Agreement and Collateral Management Agreement - Amendment Agreement